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                                                                   EXHIBIT 10.20


                          PFIZER ROYALTY FREE LICENSE


      This AGREEMENT is entered into as of April 1, 1986 by and between PFIZER INC. ("PFIZER"), a Delaware corporation having an office at 235 East 42nd Street, New York, New York 10017, and ONCOGENE SCIENCE, INC. ("OSI"), a Delaware corporation having an office at 222 Station Plaza North, Suite 330, Mineola, New York, 11501.

      The parties agree as follows:

      1.    DEFINITIONS

            The capitalized terms used herein have the meanings specified in Exhibits I, II, III and IV of the Collaborative Research Agreement dated as of April 1, 1986 between PFIZER and OSI.

      2.    GRANT

            2.1. OSI grants to PFIZER a nonexclusive, irrevocable, worldwide, royalty-free, perpetual right and license, including the right to grant sublicenses, under Joint Patent Rights and Joint Technology to make, have made, use and sell products in all fields of use except the following:

            (a)   in vitro and in vivo diagnostics, including in vivo imaging;
and

            (b)   Monoclonal Antibody Technology; and

            (c)   products sold exclusively for research use.





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      3.    INFRINGEMENT

            3.1. PFIZER shall have the right, at its expense, to institute actions under Joint Patent Rights and Joint Technology for infringement or misappropriation in the fields of use in which OSI has granted rights to PFIZER.

      4.    MISCELLANEOUS

            4.1. This Agreement is made and delivered in New York and shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York.

            4.2. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

                                          ONCOGENE SCIENCE, INC.


                                          By: /s/ John R. Stephens
                                             ---------------------------------

                                          Title:  Scientific Director


                                          PFIZER INC.


                                          By: /s/ Barry M. Bloom
                                             ---------------------------------

                                          Title:  Vice President





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